UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2014

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)
90502
(Zip Code)
(310) 787-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Farmer Bros. Co., a Delaware corporation (the “Company”), will include in its 2014 Annual Report a letter to the Company’s stockholders from Michael H. Keown, President and Chief Executive Officer of the Company. A copy of the letter is furnished herewith as Exhibit 99.1.

In accordance with the General Instruction of B.2 of Form 8-K, the information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K, and will not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements contained in this report are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of the 2014 Form 10-K. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects, ” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. These risks and uncertainties include the ability of the Company to achieve strategic initiatives, the risk that changes in management may not help improve Company performance, whether the implementation of compensation plans will provide the incentives desired, whether the achievement of Company and employee goals will drive Company performance, whether Company changes executed in the past year will produce Company benefits in the future, the Company’s capacity to meet the demands of its large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, and whether improvements in Company performance would improve stockholder value. Certain risks and uncertainties related to the Company’s business are or will be described in greater detail in the Company’s filings with the SEC. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this report and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits
The following exhibit is being “furnished” as part of this Current Report on Form 8-K in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601):

Exhibit No.	Description

99.1	CEO’s Letter to Stockholders from the Farmer Bros. Co. Annual Report for the fiscal year ended June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2014

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	CEO’s Letter to Stockholders from the Farmer Bros. Co. Annual Report for the fiscal year ended June 30, 2014.